EXHIBIT 99.1
INVESTOR PRESENTATION DATED MARCH 6, 2008
Forward-Looking Statements Statements contained in this presentation regarding the growth and prospects of the business, the Company's projected 2008 financial results, Roadmap Objectives and all other statements in this presentation other than recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to ability to expand or even retain the Company's customer base; ability to grow or even sustain revenue from individual customers; ability to attract and retain professional staff of research analysts and consultants upon whom the Company is dependent; ability to achieve and effectively manage growth; ability to pay the Company's debt obligations; ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; ability to carry out the Company's strategic initiatives and manage associated costs; substantial competition from existing competitors and potential new competitors; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on the Company's businesses and operations; and other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission. The Company's SEC filings can be found on Gartner's Web site at www.gartner.com and on the SEC's Web site at www.sec.gov. Forward-looking statements included herein speak only as of March 6, 2008 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances.

Gene Hall Chief Executive Officer

Gartner CIO IT FUNCTIONAL LEADERS TECHNOLOGY COPMPANIES + RESEARCH ANALYSTS EVENTS CONSULTING SALES

Untapped Market Opportunity Non- Headquarter Locations Unassigned Prospects Insufficient Coverage New Buying Centers

Market Opportunity 3 7 $21 Billion Technology Companies + CIOs IT Functional Leaders 11

Strategy and Programs Increase Sales Capability Innovative, Highly Differentiated Offerings World Class Service Extraordinary Research

Recent Performance Demonstrates Success (1) See the attached Glossary for the definition of Normalized EBITDA, a reconciliation to Net Income and cautionary statement regarding this non-GAAP financial measure." GAAP EPS 36% $0.13 $0.50 $0.68 -$0.02 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 2004 2005 2006 2007 Normalized EBITDA (1) $ in Millions 25% 109 105 156 194 0 50 100 150 200 250 2004 2005 2006 2007 Operating Cash Flow $ in Millions 40% 48 27 106 148 0 50 100 150 200 2004 2005 2006 2007 Revenue 1189 $ in Millions 12% 894 989 1060 0 200 400 600 800 1000 1200 2004 2005 2006 2007

Why Invest in Gartner? Strong value proposition Vast, untapped opportunity Attractive business model Strategy, programs and leadership team in place to deliver sustained profitable growth Track record of sustained growth

Chris Lafond Chief Financial Officer

GAAP EPS 36% $0.13 $0.50 $0.68 -$0.02 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 2004 2005 2006 2007 Normalized EBITDA (1) $ in Millions 25% 109 105 156 194 0 50 100 150 200 250 2004 2005 2006 2007 Operating Cash Flow $ in Millions 40% 48 27 106 148 0 50 100 150 200 2004 2005 2006 2007 Revenue 1189 $ in Millions 12% 894 989 1060 0 200 400 600 800 1000 1200 2004 2005 2006 2007 Recent Performance Demonstrates Success (1) See the attached Glossary for the definition of Normalized EBITDA, a reconciliation to Net Income and cautionary statement regarding this non-GAAP financial measure."

Recent Performance - Key Metrics Research Contract Value $ in Millions 18% 509 593 640 753 0 200 400 600 800 2004 2005 2006 2007 Event Attendees 8% 31k 41k 44k 36k 0k 10k 20k 30k 40k 50k 2004 2005 2006 2007 Consulting Utilization 63% 62% 64% 69% 0% 20% 40% 60% 80% 2004 2005 2006 2007 Research Retention 95% 93% 96% 101% 82% 81% 81% 80% 0% 20% 40% 60% 80% 100% 120% 2004 2005 2006 2007 Wallet Client

Attractive Business Model Three segments - Research, Consulting & Events High incremental margins in all three businesses Recurring, predictable Research revenue with annual subscription model Strong operating cash flow Diverse, global customer base

Contract Value to Revenue Conversion On October 1, we sell a 2 year contract worth $240K On December 31, we would report the following: Contract Value $120K Revenue Recognized $30K Deferred Revenue $90K YR1 $120K Oct $10 Nov $10 Dec $10 YR2 $120K Oct Sep $240K $30K

Business Model Notes: 2004 figures re-stated to reflect impact of Equity Compensation expense - impact as follows: Research 1 pt, Events 0 pt, Consulting 1 pt, Sales & Marketing 0 pt, G&A 1 pt Gross Contribution Margin 64% 60% 70% Research 49% 50% 50% Events 39% 35% 40% Consulting 2007 2004 Incremental Margin % of Revenue 24% 22% 16% 18% G&A Sales & Mktg. 40% 40% Total SG&A

Salesforce Growth Drives CV Growth Average Salesforce and Total Contract Value Salesforce Contract Value ($ in millions) 735 634 516 512 457 438 418 $753 $640 $593 $509 $482 $489 $534 2001 2002 2003 2004 2005 2006 2007

Sales Force Economics Individual Territory Level Average Territory $900k $(162)k $288k $1,027k Average Territory Beginning CV 900 NCVI 127 Ending CV 1,027 Revenue 945 Sales Rep Cost 200 % Cost of Sale 21% 0 $0.2 $0.4 $0.6 $0.8 $1 $1.2 Base CV Loss New Business Ending CV

Sales Productivity - Drivers Retention Retain existing client (client retention) Penetrate existing clients deeper (wallet retention) New Business Launch new products Further penetrate existing clients Obtain new clients Pricing Annual price increases Migrate to new products Reduce discounting

Sales Productivity Increasing ($20) $0 $150 2003 2004 2005 2006 2007 Average NCVI per Sales Executive $(K) $75 $50 $25 $125 $100 Notes: NCVI = Net Contract Value Increase, or ending CV minus beginning CV Average NCVI per Sales Person calculated as the NCVI divided by average number of sales reps for the year All figures presented at FX neutral rates 2005 excludes impact of META acquisition

Long-Term Financial Objectives Note: See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure Total Revenue Growth 11 - 16% Research 15 - 20% Consulting 3 - 8% Events 5 - 10% Normalized EBITDA* margin improvement 0 - 100 bps per year Tax Rate 32 - 33% Capital Spending $30 - 35 * Excludes equity compensation expense Annual

Updated 2008 Guidance Update for sale of Vision Events Reduce 2007 actuals by $21M in revenue, $4M in EBITDA and $0.02 EPS 2008 guidance excludes Vision Events Excludes impact of gain on sale and discontinued operations Research 770 - 780 14% - 16% Consulting 335 - 345 3% - 6% Events 168 - 172 5% - 7% Other 5 - 6 -50% - -40% Total Revenue 1,278 - 1,303 9% - 12% Normalized EBITDA 209 - 219 10% - 15% EPS from Continuing Operations 0.88 $ - 0.98 $ 33% - 48% Operating Cash Flow 155 - 170 5% - 15% Low High Low High *See the attached Glossary for the definition of Normalized EBITDA and cautionary statement regarding this non-GAAP financial measure

Quarterly Phasing-Revenue Research revenue growth lags Contract Value growth due to annual subscription model Events revenue recognized when conferences delivered Symposia in Q2 and Q4 Consulting revenue is seasonal, with Q2 and Q4 higher volume quarters

Quarterly Phasing-Revenue Approximate revenue phasing in 2008 is as follows: Above based on midpoint of revenue guidance Research Consulting Events Q1 Q2 Q3 Q4 24% 26% 25% 25% 23% 26% 24% 27% 12% 32% 11% 45%

Quarterly Phasing-Expense Quarterly fluctuations in cost of services driven by the conference schedule in our Events business Annual worldwide merit increase of 3% effective April 1 Higher Research and Sales expenses in Q4 related to Symposia and year-end sales support activities Growth in sales force expected as follows: Q1 ~ 30 Q3/Q4 ~ 50 G&A is less seasonal

Quarterly Phasing-Earnings Approximate EPS from continuing operations phasing in 2008 is as follows: Above based on the midpoint of guidance Based upon business conditions the Company may accelerate or postpone investments throughout the year which could shift earnings between quarters Q1 Q2 Q3 Q4 10% 50% 25% 15%

Capital Structure Initiatives Delivering Shareholder Value Re-purchased 8.4M shares at a cost of $169M in 2007 Announced new $250 million share repurchase program Significantly reduced shares outstanding Significantly reduced equity compensation shares

Shares Outstanding and Share Repurchases Total Shares Outstanding Share Repurchases Shares in millions 2002 2003 2004 2005 2006 104 114 112 130 131 0 20 40 60 80 100 120 140 0 50 100 150 200 250 300 350 400 2002 2003 2004 2005 2006 100 2007 2007 $ in millions 60 43 352 10 271 169

Gartner's Financial Strength Attractive business model Operational and cost focus Strong cash flow Solid balance sheet Annual double digit revenue and earnings growth Long-term value focus

Glossary Non-GAAP Financial Measure Investors are cautioned that Normalized EBITDA contained in this presentation is not a financial measure under generally accepted accounting principles. In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with generally accepted accounting principles. This non-GAAP financial measure is provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future. We believe Normalized EBITDA is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results. Normalized EBITDA is based on operating income, excluding depreciation, accretion on obligations related to excess facilities, amortization, META integration charges, SFAS 123 (R), goodwill impairments, and other charges. Reconciliation of Normalized EBITDA to GAAP ($ in millions) 2004 2005 2006 2007 Net income (loss) $17 ($2) $58 $74 Loss on investments, net 3 6 - - Interest expense, net 1 11 17 22 Other (income) expense, net 4 3 1 (3) Tax provision 18 7 27 41 Operating income $43 $25 $103 $133 Normalizing adjustments: Depreciation, accretion and amortization 30 36 34 28 META integration charges - 15 2 - Other charges 36 29 - 9 SFAS No. 123(R) stock compensation expense - - 17 24 Normalized EBITDA $109 $105 $156 $194